UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: February 28

Date of reporting period: August 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report	August 31, 2014

WESTERN ASSET

CALIFORNIA MUNICIPALS

FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide California investors with as high a level of current income exempt from regular federal income taxes and California State personal income taxes as is consistent with the preservation of capital.*

*	Certain investors may be subject to the federal alternative minimum tax (“AMT”), and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Letter from the president

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset California Municipals Fund for the six-month reporting period ended August 31, 2014. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 26, 2014

II	Western Asset California Municipals Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. Toward the beginning of the six months ended August 31, 2014 (the “reporting period”), the severe winter weather played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending, nonresidential and residential fixed investment. Thankfully, this setback was very brief, as the final estimate for second quarter GDP growth, released after the reporting period ended, was 4.6%, suggesting this recovery has some resilience as it continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures, increased private inventory investment and exports, as well as an upturn in state and local government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all six months of the reporting period. PMI peaked in August 2014, with a reading of 59.0, representing its highest reading since March 2011 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion), and seventeen of the eighteen industries within the PMI expanded.

The U.S. job market continues to improve. When the period began, unemployment, as reported by the U.S. Department of Labor, was 6.7%. Unemployment then fell to 6.3% in April, where it remained in May. The labor market then gathered additional momentum in June, as the unemployment rate fell to 6.1%, the lowest level since September 2008. The unemployment rate then ticked up to 6.2% in July 2014, but again fell to 6.1% in August 2014. Falling unemployment during the reporting period was partially due to a decline in the workforce participation rate, which was 62.8% in August 2014, equaling its lowest level since 1978.

Western Asset California Municipals Fund	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its meeting in December 2012, prior to the beginning of the reporting period, the Fed announced that it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as initially purchasing $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin tapering its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 billion per month rather than $45 billion per month.”

At each of the Fed’s next five meetings (January, March, April, June and July 2014), it announced further $10 billion tapering of its asset purchases. Finally, at its meeting that ended on September 17, 2014, after the reporting period ended, the Fed again cut its monthly asset purchases. Beginning in October, it will buy a total of $15 billion per month ($5 billion per month of agency MBS and $10 billion per month of longer-term Treasuries). The Fed also said “it likely will be appropriate to maintain the current target range for the federal funds rate for a considerable time after the asset purchase program ends, especially if projected inflation continues to run below the Committee’s 2.0% longer-run goal, and provided that longer-term inflation expectations remain well anchored.”

Q. Did Treasury yields trend higher or lower during the six months ended August 31, 2014?

A. Short-term Treasury yields moved higher, whereas long-term Treasury yields declined during the reporting period. When the reporting period began, the yield on the two-year Treasury was 0.33%. It fell as low as 0.32% on March 3, 2014, and was as high as 0.56% on July 30, 2014, before ending the period at 0.48%. The yield on the ten-year Treasury began the period at 2.66%. It fell as low as 2.34% on August 15 and August 28, 2014, peaked at 2.82% on April 2, 2014, and ended the period at 2.35%.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. While there were several periods of weakness, the spread sectors generated positive results during the reporting period. The majority of spread sectors modestly declined in March, as interest rates moved higher. The spread sectors then generated

IV	Western Asset California Municipals Fund

positive results from April through June as investor demand improved. They then largely declined in July as rates again rose amid largely positive economic news. However, the reporting period ended on a positive note as the spread sectors posted positive returns in August.

Q. How did the municipal bond market perform versus the taxable bond market over the reporting period?

A. The municipal bond market outperformed its taxable bond counterpart during the six months ended August 31, 2014. Over that period, the Barclays Municipal Bond Indexv and the Barclays U.S. Aggregate Indexvi gained 4.19% and 2.74%, respectively.

Performance review

For the six months ended August 31, 2014, Class A shares of Western Asset California Municipals Fund, excluding sales charges, returned 4.74%. The Fund’s unmanaged benchmark, the Barclays California Municipal Bond Indexvii, returned 4.73% for the same period. The Lipper California Municipal Debt Funds Category Average1 returned 5.42% over the same time frame.

Certain investors may be subject to the federal alternative minimum tax, and state and local taxes may apply. Capital gains, if any, are fully taxable. Please consult your personal tax or legal adviser.

Performance Snapshot as of August 31, 2014 (unaudited)
(excluding sales charges)	6 months
Western Asset California Municipals Fund:
Class A	4.74%
Class C	4.45%
Class I	4.81%
Barclays California Municipal Bond Index	4.73%
Lipper California Municipal Debt Funds Category Average[1]	5.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended August 31, 2014 for Class A, Class C and Class I shares were 2.94%, 2.50%, and

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended August 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 129 funds in the Fund’s Lipper category, and excluding sales charges.

Western Asset California Municipals Fund	V

Investment commentary (cont’d)

3.19%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yield for Class I shares would have been 3.18%. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated June 30, 2014, the gross total annual operating expense ratios for Class A, Class C and Class I shares were 0.73%, 1.29% and 0.68%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 0.60% for Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

September 26, 2014

RISKS: The Fund’s investments are subject to interest rate and credit risks. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. Municipal securities purchased by the Fund may be adversely affected by changes in the financial condition of municipal issuers and insurers, regulatory and political developments, uncertainties and public perceptions, and other factors. Lower rated, higher yielding bonds known as “junk bonds” are subject to greater credit risk, including the risk of default, than higher-rated obligations. As a non-diversified fund, it can invest a larger percentage of its assets in fewer issues than a diversified fund. This may magnify the Fund’s losses from events affecting a particular issuer. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

VI	Western Asset California Municipals Fund

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The Barclays Municipal Bond Index is a market value weighted index of investment grade municipal bonds with maturities of one year or more.

vi

The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii	The Barclays California Municipal Bond Index is a market value weighted index of California investment grade (Baa3/BBB- or higher) fixed-rate municipal bonds with maturities of one year or more.

Western Asset California Municipals Fund	VII

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of August 31, 2014 and February 28, 2014 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset California Municipals Fund 2014 Semi-Annual Report	1

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on March 1, 2014 and held for the six months ended August 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	4.74%	$1,000.00	$1,047.40	0.73%	$3.77	Class A	5.00%	$1,000.00	$1,021.53	0.73%	$3.72
Class C	4.45	1,000.00	1,044.50	1.29	6.65	Class C	5.00	1,000.00	1,018.70	1.29	6.56
Class I	4.81	1,000.00	1,048.10	0.60	3.10	Class I	5.00	1,000.00	1,022.18	0.60	3.06

2	Western Asset California Municipals Fund 2014 Semi-Annual Report

[1]	For the six months ended August 31, 2014.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

Western Asset California Municipals Fund 2014 Semi-Annual Report	3

Spread duration (unaudited)

Economic exposure — August 31, 2014

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays California Municipal Bond Index
WA CA Muni	— Western Asset California Municipals Fund

4	Western Asset California Municipals Fund 2014 Semi-Annual Report

Effective duration (unaudited)

Interest rate exposure — August 31, 2014

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays California Municipal Bond Index
WA CA Muni	— Western Asset California Municipals Fund

Western Asset California Municipals Fund 2014 Semi-Annual Report	5

Schedule of investments (unaudited)

August 31, 2014

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Municipal Bonds — 94.9%
Education — 2.6%
California EFA Revenue, Occidental College	5.300%	10/1/38	$8,320,000	$9,018,714
California Municipal Finance Authority Revenue, Biola University	5.800%	10/1/28	2,500,000	2,823,375
California State School Finance Authority, Educational Facilities Revenue, New Designs Charter School	5.250%	6/1/32	4,000,000	4,017,320
Total Education				15,859,409
Health Care — 17.2%
ABAG Finance Authority for Nonprofit Corp., CA, Revenue:
Sharp Healthcare	6.250%	8/1/39	7,500,000	8,761,125
Sharp Healthcare	5.000%	8/1/43	5,000,000	5,561,500
California State Health Facilities Financing Authority Revenue:
Stanford Hospital & Clinics	5.250%	11/15/40	7,500,000	8,414,475
Stanford Hospital & Clinics	5.000%	8/15/51	10,000,000	10,873,500	(a)
California Statewide CDA Revenue:
Catholic Healthcare West	5.500%	7/1/30	4,880,000	5,367,951
Catholic Healthcare West	5.625%	7/1/35	6,000,000	6,601,380
Enloe Medical Center, CMI	6.250%	8/15/33	17,475,000	20,093,629
FHA, Methodist Hospital Project	6.750%	2/1/38	8,930,000	10,622,592
Health Facility Adventist Health System	5.000%	3/1/35	4,000,000	4,039,120
Health Facility Los Angeles Jewish Home for the Aging, CMI	5.000%	11/15/37	6,035,000	6,371,813
St. Joseph Health System, NATL	5.125%	7/1/24	5,695,000	6,400,725
Palomar, CA, Pomerado Health Care District, COP	6.625%	11/1/29	10,000,000	10,744,100
Total Health Care				103,851,910
Housing — 0.3%
California Housing Finance Agency Revenue, MFH III, NATL	5.850%	8/1/17	660,000	660,264	(b)
California Statewide CDA, Student Housing Revenue, Provident Group-Pomona Properties LLC	5.750%	1/15/45	1,475,000	1,480,708
Total Housing				2,140,972
Industrial Revenue — 14.8%
Chula Vista, CA, IDR, San Diego Gas & Electric Co.	5.875%	2/15/34	16,610,000	19,117,280
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/24	10,000,000	11,452,100
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.000%	11/15/29	2,500,000	2,831,400
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Revenue	5.500%	11/15/37	10,970,000	13,070,097
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	23,000,000	31,035,280

See Notes to Financial Statements.

6	Western Asset California Municipals Fund 2014 Semi-Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Revenue — continued
Southern California Public Power Authority, Project No. 1	5.000%	11/1/33	$4,410,000	$4,864,759
Virgin Islands Public Finance Authority Revenue, Matching Fund Loan	6.625%	10/1/29	6,000,000	6,922,020
Total Industrial Revenue				89,292,936
Leasing — 7.0%
Anaheim, CA, COP, Regular Fixed Option Bonds, NATL	6.200%	7/16/23	1,815,000	1,817,051
California State Public Works Board, Lease Revenue, Department of Corrections, NATL	5.000%	9/1/21	2,500,000	2,507,500
Escondido, CA, Union High School District, COP, NATL/FGIC	5.000%	9/1/37	15,000	15,275
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	4,000,000	4,578,480
Lower Tule River, CA, Irrigation District Revenue, COP	5.000%	8/1/40	6,000,000	6,338,580
Modesto, CA, Irrigation District, COP, Capital Improvements	5.750%	10/1/34	15,000,000	17,164,650
San Mateo County, CA, Joint Powers Financing Authority, Lease Revenue, Youth Services Campus	5.000%	7/15/36	2,000,000	2,214,120
Santa Ana, CA, Financing Authority Revenue, Police Administration & Holding Facility, NATL	6.250%	7/1/24	1,440,000	1,862,640
Southern California Water Replenishment District Revenue, COP	6.000%	8/1/38	5,340,000	5,995,645
Total Leasing				42,493,941
Local General Obligation — 1.0%
Corona-Norca, CA, USD, GO, AGM	5.500%	8/1/39	5,000,000	5,781,250
Other — 1.7%
California State MFA Revenue:
Goodwill Industries Sacramento Valley & Northern Nevada Project	6.625%	1/1/32	1,000,000	1,084,530
Goodwill Industries Sacramento Valley & Northern Nevada Project	6.875%	1/1/42	2,000,000	2,163,760
Lee Lake, CA, PFA Revenue, Junior Lien	5.000%	9/1/25	1,220,000	1,288,723
Pomona, CA, PFA Revenue, Merged Redevelopment Project, Tax Allocation, NATL	5.000%	2/1/21	5,550,000	5,550,666
Total Other				10,087,679
Power — 3.5%
Imperial Irrigation District, CA, Electric Revenue	5.125%	11/1/38	7,690,000	8,488,683
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	6,000,000	6,787,020
Santa Clara, CA, Electric Revenue	5.375%	7/1/29	1,555,000	1,777,210
Santa Clara, CA, Electric Revenue	5.000%	7/1/30	3,500,000	3,899,245
Total Power				20,952,158

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Pre-Refunded/Escrowed to Maturity — 23.9%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	5.000%	4/1/34	$4,175,000	$4,823,753	(c)
San Francisco Bay Area	5.000%	4/1/39	15,815,000	18,272,493	(c)
California State Health Facilities Financing Authority Revenue, Providence Health & Services	6.500%	10/1/38	3,750,000	4,618,716	(c)
Contra Costa County, CA, Home Mortgage Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.750%	5/1/22	205,000	251,221	(b)(d)
Martinez, CA, Home Mortgage Revenue, UGRIC	10.750%	2/1/16	20,000	20,446	(d)
Newport Beach, CA, Revenue, Hoag Memorial Hospital Presbyterian	6.000%	12/1/40	5,500,000	7,135,315	(c)
Ontario, CA, Redevelopment Financing Authority Revenue, Ontario Redevelopment Project No. 1, NATL	5.800%	8/1/23	2,670,000	3,032,212	(d)
Palm Springs, CA, Financing Authority, Lease Revenue, Convention Center Project, NATL	5.500%	11/1/29	4,500,000	4,628,430	(c)
Pleasanton-Suisan City, CA, HFA Home Mortgage Revenue, Municipal Multiplier 1984, NATL	0.000%	10/1/16	6,000,000	5,952,900	(d)
Redding, CA, Electric System Revenue, COP, Regular Linked SAVRS & RIBS, NATL	6.368%	7/1/22	1,410,000	1,709,583	(d)
Riverside County, CA, Single-Family Revenue, Mortgage-Backed Securities Program, GNMA-Collateralized	7.800%	5/1/21	1,000,000	1,371,090	(b)(d)
Sacramento County, CA, Single-Family Mortgage Revenue, Issue A, GNMA-Collateralized	8.000%	7/1/16	1,500,000	1,698,795	(b)(d)
San Bernardino County, CA, COP, Capital Facilities Project	6.875%	8/1/24	2,000,000	2,695,300	(d)
San Joaquin Hills, CA, Transportation Corridor Agency, Toll Road Revenue:
Senior Lien	0.000%	1/1/16	20,000,000	19,936,600	(d)
Senior Lien	0.000%	1/1/17	17,500,000	17,298,050	(d)
Senior Lien	0.000%	1/1/18	25,000,000	24,425,750	(d)
Senior Lien	0.000%	1/1/19	20,000,000	19,188,600	(d)
San Marcos, CA, PFA, Public Facilities Revenue	0.000%	1/1/19	4,310,000	4,117,386	(d)
Santa Ana, CA, Financing Authority Revenue, Police Administration & Holding Facility, NATL	6.250%	7/1/24	1,435,000	1,887,068	(d)
Sequoia, CA, Hospital District Revenue	5.375%	8/15/23	1,250,000	1,417,325	(d)
Total Pre-Refunded/Escrowed to Maturity				144,481,033
Special Tax Obligation — 6.9%
Inland Valley, CA, Development Agency, Successor Agency Tax Allocation Revenue	5.000%	9/1/44	1,750,000	1,901,480
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	7,200,000	5,631,840
Riverside County, CA, Transportation Commission Sales Tax Revenue, Limited Tax	5.000%	6/1/32	20,000,000	22,646,600

See Notes to Financial Statements.

8	Western Asset California Municipals Fund 2014 Semi-Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Special Tax Obligation — continued
Sacramento, CA, Area Flood Control Agency, Consolidated Capital Assessment District, BHAC	5.625%	10/1/37	$10,000,000	$11,390,600
Total Special Tax Obligation				41,570,520
Transportation — 11.4%
Bay Area Toll Authority, CA, Toll Bridge Revenue, San Francisco Bay Area	1.150%	4/1/24	2,000,000	2,017,200	(e)(f)
Los Angeles, CA, Harbor Department Revenue	5.250%	8/1/39	16,000,000	17,762,400
Riverside County, CA, Transportation Commission Toll Revenue:
Senior Lien	5.750%	6/1/44	200,000	226,222
Senior Lien	5.750%	6/1/48	500,000	561,625
Sacramento County, CA, Airport System Revenue, PFC, Grant	6.000%	7/1/35	20,000,000	22,537,600
San Francisco, CA, City & County Airports Commission, International Airport Revenue	5.250%	5/1/32	10,000,000	11,476,800
San Jose, CA, Airport Revenue:
AMBAC	5.000%	3/1/33	8,635,000	8,968,656
AMBAC	5.000%	3/1/37	5,000,000	5,166,600
Total Transportation				68,717,103
Water & Sewer — 4.6%
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	10,500,000	11,004,735	(b)(g)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	3,000,000	3,066,330	(g)
Contra Costa, CA, Water District Revenue	5.000%	10/1/43	2,000,000	2,254,680
Los Angeles, CA, Department of Water & Power Waterworks Revenue	5.000%	7/1/43	10,000,000	11,222,100	(a)
Total Water & Sewer				27,547,845
Total Investments before Short-Term Investments (Cost — $491,462,960)				572,776,756
Short-Term Investments — 4.6%
Finance — 0.3%
New York City, NY, TFA Revenue:
Future Tax Secured, SPA-Dexia Credit Local	0.200%	8/1/23	500,000	500,000	(h)(i)
New York City Recovery Project Revenue, Subordinated, LIQ-Dexia Credit Local	0.200%	11/1/22	500,000	500,000	(h)(i)
New York State Housing Finance Agency Revenue, Gotham West Housing, LOC-Wells Fargo Bank N.A.	0.030%	5/1/45	1,050,000	1,050,000	(h)(i)
Total Finance				2,050,000
General Obligation — 0.8%
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.150%	6/1/36	1,600,000	1,600,000	(h)(i)

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
General Obligation — continued
New York City, NY, GO:
LIQ-Dexia Credit Local	0.230%	4/1/35	$1,500,000	$1,500,000	(h)(i)
SPA-Dexia Credit Local	0.200%	8/1/28	1,725,000	1,725,000	(h)(i)
Total General Obligation				4,825,000
Health Care — 1.1%
Bucks County, PA, St. Mary Hospital Authority, Catholic Health, Series B, SPA-Landesbank Hessen-Thurigen	0.040%	3/1/32	650,000	650,000	(h)(i)
California Statewide CDA Revenue, Kaiser Permanente	0.030%	4/1/46	100,000	100,000	(h)(i)
Harris County, TX, Health Facilities Development Corp. Revenue, Methodist Hospital System	0.040%	12/1/41	2,200,000	2,200,000	(h)(i)
Highlands County, FL, Health Facilities Authority Revenue, Hospital Adventist Health System	0.040%	11/15/33	600,000	600,000	(h)(i)
Illinois State Finance Authority Revenue, Northwestern Memorial Hospital-A-2	0.040%	8/15/42	1,400,000	1,400,000	(h)(i)
Rochester, MN, Health Care Facilities Revenue:
Mayo Clinic, SPA-Northern Trust Co.	0.030%	11/15/38	700,000	700,000	(h)(i)
Mayo Foundation, SPA-Bank of America N.A.	0.030%	8/15/32	900,000	900,000	(h)(i)
Washington State Health Care Facilities Authority Revenue, Multicare Health System, LOC-Barclays Bank PLC	0.040%	8/15/41	100,000	100,000	(h)(i)
Total Health Care				6,650,000
Housing: Multi-Family — 0.3%
California Statewide CDA, MFH Revenue, Phoenix Terrace Apartments, FNMA, LIQ-FNMA	0.060%	3/15/32	1,300,000	1,300,000	(b)(h)(i)
New York City, NY, HDC, MFH Revenue, LIQ-JPMorgan Chase	0.030%	5/1/18	500,000	500,000	(h)(i)
Total Housing: Multi-Family				1,800,000
Industrial Revenue — 0.4%
Raleigh, NC, Combined Enterprise System Revenue, SPA-Wells Fargo Bank N.A.	0.040%	3/1/35	350,000	350,000	(h)(i)
Raleigh, NC, COP, Downtown Improvement Project, SPA-Wells Fargo Bank N.A.	0.040%	2/1/34	2,000,000	2,000,000	(h)(i)
Total Industrial Revenue				2,350,000
Water & Sewer — 1.7%
Calleguas-Las Virgenes, CA, Public Financing Authority Revenue, Municipal Water District Project, LOC-Wells Fargo Bank N.A.	0.030%	7/1/37	4,300,000	4,300,000	(h)(i)
Eastern Municipal Water District, Water & Sewer Revenue, COP, SPA-Wells Fargo Bank N.A.	0.030%	7/1/30	3,400,000	3,400,000	(h)(i)
Las Vegas Valley, NV, Water District, GO, Water Improvement, SPA-Dexia Credit Local	0.150%	6/1/36	200,000	200,000	(h)(i)

See Notes to Financial Statements.

10	Western Asset California Municipals Fund 2014 Semi-Annual Report

Western Asset California Municipals Fund

Security	Rate	Maturity Date	Face Amount	Value
Water & Sewer — continued
New York City, NY, Municipal Water Finance Authority, Water & Sewer System Revenue:
Second General Resolution, SPA-Dexia Credit Local	0.200%	6/15/32	$800,000	$800,000	(h)(i)
SPA-Dexia Credit Local	0.200%	6/15/32	1,410,000	1,410,000	(h)(i)
Total Water & Sewer				10,110,000
Total Short-Term Investments (Cost — $27,785,000)				27,785,000
Total Investments — 99.5% (Cost — $519,247,960#)				600,561,756
Other Assets in Excess of Liabilities — 0.5%				3,205,626
Total Net Assets — 100.0%				$603,767,382

(a)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(b)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax (“AMT”).

(c)	Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(f)	Maturity date shown represents the mandatory tender date.

(g)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(h)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.

(i)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
ABAG	— Association of Bay Area Governments
AGM	— Assured Guaranty Municipal Corporation — Insured Bonds
AMBAC	— American Municipal Bond Assurance Corporation — Insured Bonds
BHAC	— Berkshire Hathaway Assurance Corporation — Insured Bonds
CDA	— Communities Development Authority
CMI	— California Mortgage Insurance Program — Insured Bonds
COP	— Certificates of Participation
EFA	— Educational Facilities Authority
FGIC	— Financial Guaranty Insurance Company — Insured Bonds
FHA	— Federal Housing Administration
FNMA	— Federal National Mortgage Association
GNMA	— Government National Mortgage Association
GO	—General Obligation
HDC	— Housing Development Corporation
HFA	— Housing Finance Authority

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

August 31, 2014

Western Asset California Municipals Fund

Abbreviations used in this schedule:
IDR	— Industrial Development Revenue
LIQ	— Liquidity Facility
LOC	— Letter of Credit
MFA	— Municipal Finance Authority
MFH	— Multi-Family Housing
NATL	— National Public Finance Guarantee Corporation — Insured Bonds
PCFA	— Pollution Control Financing Authority
PFA	— Public Facilities Authority
PFC	— Public Facilities Corporation
RIBS	— Residual Interest Bonds
SAVRS	— Selected Auction Variable Rate Securities
SPA	— Standby Bond Purchase Agreement — Insured Bonds
TFA	— Transitional Finance Authority
UGRIC	— United Guaranty Residential Insurance Company — Insured Bonds
USD	— Unified School District

Ratings table*
Standard & Poor’s/Moody’s/Fitch**
AAA/Aaa	14.0%
AA/Aa	39.2
A	31.6
BBB/Baa	5.0
BB/Ba	2.5
A-1/VMIG 1	4.6
NR	3.1
100.0%

*	As a percentage of total investments.

**	The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Financial Statements.

12	Western Asset California Municipals Fund 2014 Semi-Annual Report

Statement of assets and liabilities (unaudited)

August 31, 2014

Assets:
Investments, at value (Cost — $519,247,960)	$600,561,756
Cash	5,343
Interest receivable	5,812,894
Receivable for Fund shares sold	267,403
Receivable from broker — variation margin on open futures contracts	38,063
Prepaid expenses	38,592
Total Assets	606,724,051

Liabilities:
Payable for Fund shares repurchased	2,355,972
Investment management fee payable	252,732
Distributions payable	114,633
Service and/or distribution fees payable	100,618
Trustees’ fees payable	3,878
Accrued expenses	128,836
Total Liabilities	2,956,669
Total Net Assets	$603,767,382

Net Assets:
Par value (Note 7)	$361
Paid-in capital in excess of par value	559,415,739
Undistributed net investment income	662,962
Accumulated net realized loss on investments and futures contracts	(37,425,316)
Net unrealized appreciation on investments and futures contracts	81,113,636
Total Net Assets	$603,767,382

Shares Outstanding:
Class A	27,523,159
Class C	4,259,776
Class I	4,307,887

Net Asset Value:
Class A (and redemption price)	$16.73
Class C*	$16.69
Class I (and redemption price)	$16.73
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 4.25%)	$17.47

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Semi-Annual Report	13

Statement of operations (unaudited)

For the Six Months Ended August 31, 2014

Investment Income:
Interest	$15,300,234

Expenses:
Investment management fee (Note 2)	1,504,121
Service and/or distribution fees (Notes 2 and 5)	597,119
Transfer agent fees (Note 5)	116,168
Legal fees	34,019
Registration fees	31,347
Fund accounting fees	30,278
Audit and tax fees	19,546
Shareholder reports	14,172
Insurance	6,841
Trustees’ fees	4,699
Custody fees	2,319
Miscellaneous expenses	3,409
Total Expenses	2,364,038
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(3,371)
Net Expenses	2,360,667
Net Investment Income	12,939,567

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts (Notes 1, 3 and 4):
Net Realized Loss From:
Investment transactions	(5,377,622)
Futures contracts	(1,887,329)
Net Realized Loss	(7,264,951)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	21,967,324
Futures contracts	106,017
Change in Net Unrealized Appreciation (Depreciation)	22,073,341
Net Gain on Investments and Futures Contracts	14,808,390
Increase in Net Assets from Operations	$27,747,957

See Notes to Financial Statements.

14	Western Asset California Municipals Fund 2014 Semi-Annual Report

Statements of changes in net assets

For the Six Months Ended August 31, 2014 (unaudited) and the Year Ended February 28, 2014	August 31	February 28

Operations:
Net investment income	$12,939,567	$28,608,811
Net realized gain (loss)	(7,264,951)	10,235,675
Change in net unrealized appreciation (depreciation)	22,073,341	(55,244,547)
Increase (Decrease) in Net Assets From Operations	27,747,957	(16,400,061)

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(12,834,913)	(28,450,601)
Decrease in Net Assets From Distributions to Shareholders	(12,834,913)	(28,450,601)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	42,920,792	155,627,992
Reinvestment of distributions	12,109,945	26,666,885
Cost of shares repurchased	(72,596,468)	(259,463,199)
Decrease in Net Assets From Fund Share Transactions	(17,565,731)	(77,168,322)
Decrease in Net Assets	(2,652,687)	(122,018,984)

Net Assets:
Beginning of period	606,420,069	728,439,053
End of period*	$603,767,382	$606,420,069
*Includes undistributed net investment income of:	$662,962	$558,308

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Semi-Annual Report	15

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class A Shares[1]	2014[2]	2014	2013	2012[3]	2011	2010

Net asset value, beginning of period	$16.32	$17.41	$17.01	$15.29	$16.02	$15.17

Income (loss) from operations:
Net investment income	0.36	0.75	0.73	0.74	0.75	0.75
Net realized and unrealized gain (loss)	0.41	(1.10)	0.40	1.71	(0.73)	0.87
Total income (loss) from operations	0.77	(0.35)	1.13	2.45	0.02	1.62

Less distributions from:
Net investment income	(0.36)	(0.74)	(0.73)	(0.73)	(0.75)	(0.75)
Net realized gains	—	—	—	—	—	(0.02)
Total distributions	(0.36)	(0.74)	(0.73)	(0.73)	(0.75)	(0.77)

Net asset value, end of period	$16.73	$16.32	$17.41	$17.01	$15.29	$16.02
Total return[4]	4.74%	(1.93)%	6.76%	16.43%	0.04%	10.94%

Net assets, end of period (millions)	$461	$457	$584	$570	$565	$679

Ratios to average net assets:
Gross expenses	0.73%[5]	0.73%	0.71%	0.71%	0.70%	0.69%
Net expenses[6]	0.73 [5]	0.73	0.71	0.71	0.70	0.69
Net investment income	4.32 [5]	4.53	4.26	4.60	4.71	4.77

Portfolio turnover rate	3%	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2014 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

16	Western Asset California Municipals Fund 2014 Semi-Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class C Shares[1]	2014[2]	2014	2013	2012[3]	2011	2010

Net asset value, beginning of period	$16.28	$17.36	$16.97	$15.25	$15.98	$15.13

Income (loss) from operations:
Net investment income	0.31	0.65	0.63	0.65	0.66	0.66
Net realized and unrealized gain (loss)	0.41	(1.08)	0.39	1.71	(0.73)	0.87
Total income (loss) from operations	0.72	(0.43)	1.02	2.36	(0.07)	1.53

Less distributions from:
Net investment income	(0.31)	(0.65)	(0.63)	(0.64)	(0.66)	(0.66)
Net realized gains	—	—	—	—	—	(0.02)
Total distributions	(0.31)	(0.65)	(0.63)	(0.64)	(0.66)	(0.68)

Net asset value, end of period	$16.69	$16.28	$17.36	$16.97	$15.25	$15.98
Total return[4]	4.45%	(2.44)%	6.11%	15.80%	(0.53)%	10.33%

Net assets, end of period (millions)	$71	$70	$85	$84	$77	$84

Ratios to average net assets:
Gross expenses	1.29%[5]	1.29%	1.27%	1.28%	1.26%	1.26%
Net expenses[6]	1.29 [5]	1.29	1.27	1.28	1.26	1.26
Net investment income	3.76 [5]	3.97	3.69	4.03	4.14	4.20

Portfolio turnover rate	3%	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2014 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

Western Asset California Municipals Fund 2014 Semi-Annual Report	17

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended February 28, unless otherwise noted:
Class I Shares[1]	2014[2]	2014	2013	2012[3]	2011	2010

Net asset value, beginning of period	$16.32	$17.41	$17.02	$15.29	$16.02	$15.17

Income (loss) from operations:
Net investment income	0.37	0.76	0.75	0.76	0.77	0.77
Net realized and unrealized gain (loss)	0.41	(1.09)	0.39	1.73	(0.73)	0.87
Total income (loss) from operations	0.78	(0.33)	1.14	2.49	0.04	1.64

Less distributions from:
Net investment income	(0.37)	(0.76)	(0.75)	(0.76)	(0.77)	(0.77)
Net realized gains	—	—	—	—	—	(0.02)
Total distributions	(0.37)	(0.76)	(0.75)	(0.76)	(0.77)	(0.79)

Net asset value, end of period	$16.73	$16.32	$17.41	$17.02	$15.29	$16.02
Total return[4]	4.81%	(1.80)%	6.84%	16.64%	0.14%	11.09%

Net assets, end of period (millions)	$72	$76	$55	$38	$27	$9

Ratios to average net assets:
Gross expenses	0.61%[5]	0.68%	0.59%	0.59%	0.57%	0.62%
Net expenses[6,7]	0.60 [5,8]	0.60 [8]	0.58 [8]	0.59 [8]	0.57	0.56 [8]
Net investment income	4.46 [5]	4.65	4.38	4.71	4.84	4.89

Portfolio turnover rate	3%	19%	8%	9%	19%	35%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the six months ended August 31, 2014 (unaudited).

[3]	For the year ended February 29.

[4]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[5]	Annualized.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

[8]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Western Asset California Municipals Fund 2014 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset California Municipals Fund (the “Fund”) is a separate non-diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset California Municipals Fund 2014 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

20	Western Asset California Municipals Fund 2014 Semi-Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Municipal bonds†	—	$572,776,756	—	$572,776,756
Short-term investments†	—	27,785,000	—	27,785,000
Total investments	—	$600,561,756	—	$600,561,756

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$200,160	—	—	$200,160

†	See Schedule of Investments for additional detailed categorizations.

(b) Fund concentration. Since the Fund invests primarily in obligations of issuers within California, it is subject to possible risks associated with economic, political, credit or legal developments or industrial or regional matters specifically affecting California.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. The cost of investments sold is

Western Asset California Municipals Fund 2014 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(e) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from federal and certain state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund. Distributions of net realized gains, if any, are taxable and are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of August 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

22	Western Asset California Municipals Fund 2014 Semi-Annual Report

Under the investment management agreement, the Fund pays an investment management fee at an annual rate of 0.50% of the Fund’s average daily net assets up to $500 million and 0.48% of the Fund’s average daily net assets in excess of $500 million. This fee is calculated daily and paid monthly.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.60%. This expense limitation arrangement cannot be terminated prior to December 31, 2015 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 4.25% for Class A shares. There was a contingent deferred sales charge (“CDSC”) of 4.50% on Class B shares, which applied if redemption occurs within 12 months from purchase payment. This CDSC declined by 0.50% the first year after purchase payment and thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the six months ended August 31, 2014, LMIS and its affiliates retained sales charges of $17,443 on sales of the Fund’s Class A shares. In addition, for the six months ended August 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B*	Class C
CDSCs	$2,452	$23	$409

*	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

The Fund had adopted an unfunded, non-qualified deferred compensation plan (the “Plan”) which allowed non-interested trustees (“Independent Trustees”) to defer the receipt of all

Western Asset California Municipals Fund 2014 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

or a portion of their fees earned until a later date specified by the Independent Trustees. The deferred balances are reported in the Statement of Assets and Liabilities under Trustees’ fees payable and are considered a general obligation of the Fund and any payments made pursuant to the Plan will be made from the Fund’s general assets. The Plan was terminated effective January 1, 2007. This change had no effect on fees previously deferred. As of August 31, 2014, the Fund had accrued $119 as deferred compensation payable.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the six months ended August 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$14,956,066
Sales	58,436,857

At August 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$83,166,941
Gross unrealized depreciation	(1,853,145)
Net unrealized appreciation	$81,313,796

At August 31, 2014, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Depreciation
Contracts to Sell:
U.S. Treasury Long-Term Bonds	203	12/14	$28,238,871	$28,439,031	$(200,160)

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table. Grouped by derivative type, that provides information about fair value and the location of derivatives within the Statement of Assets and Liabilities at August 31, 2014.

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$200,160

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

24	Western Asset California Municipals Fund 2014 Semi-Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended August 31, 2014. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(1,887,329)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$106,017

During the six months ended August 31, 2014, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$25,647,036

The following table presents by financial instrument, the Fund’s derivative assets net of the related collateral received by the Fund at August 31, 2014:

	Gross Amount of Derivative Assets in the Statement of Assets and Liabilities[1]	Collateral Received	Net Amount
Futures contracts[2]	$38,063	—	$38,063

[1]	Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of Assets and Liabilities.

[2]	Amount represents the current day’s variation margin as reported in the Statement of Assets and Liabilities. It differs from the cumulative appreciation (depreciation) presented in the previous table.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C shares calculated at the annual rate of 0.15% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C shares calculated at an annual rate of 0.50% and 0.55% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

Western Asset California Municipals Fund 2014 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

For the six months ended August 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$347,359	$76,037
Class B*	789	521
Class C	248,971	16,877
Class I	—	22,733
Total	$597,119	$116,168

*	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

For the six months ended August 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
—
Class A	—
Class B*	—
Class C	—
Class I	$3,371
Total	$3,371

*	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

6. Distributions to shareholders by class

	Six Months Ended August 31, 2014	Year Ended February 28, 2014
Net Investment Income:
Class A	$9,930,294	$23,080,114
Class B*	4,366	124,964
Class C	1,324,578	2,979,033
Class I	1,575,675	2,266,490
Total	$12,834,913	$28,450,601

*	On March 14, 2014, the Fund converted its Class B shares into Class A shares.

7. Shares of beneficial interest

At August 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

26	Western Asset California Municipals Fund 2014 Semi-Annual Report

Transactions in shares of each class were as follows:

	Six Months Ended August 31, 2014		Year Ended February 28, 2014
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,795,568	$29,614,050	4,807,924	$78,545,946
Shares issued on reinvestment	574,344	9,510,947	1,340,080	21,957,877
Shares repurchased	(2,866,672)	(47,333,863)	(11,695,805)	(190,613,819)
Net decrease	(496,760)	$(8,208,866)	(5,547,801)	$(90,109,996)

Class B*
Shares sold	—	—	335	$5,448
Shares issued on reinvestment	31	$503	7,231	118,041
Shares repurchased	(171,003)	(2,776,737)	(81,751)	(1,331,214)
Net decrease	(170,972)	$(2,776,234)	(74,185)	$(1,207,725)

Class C
Shares sold	182,256	$3,000,743	461,164	$7,600,266
Shares issued on reinvestment	71,611	1,182,762	163,029	2,664,002
Shares repurchased	(288,055)	(4,741,598)	(1,231,353)	(20,032,051)
Net decrease	(34,188)	$(558,093)	(607,160)	$(9,767,783)

Class I
Shares sold	622,357	$10,305,999	4,305,324	$69,476,332
Shares issued on reinvestment	85,509	1,415,733	117,531	1,926,965
Shares repurchased	(1,077,748)	(17,744,270)	(2,888,839)	(47,486,115)
Net increase (decrease)	(369,882)	$(6,022,538)	1,534,016	$23,917,182

*	On March 14, 2014, the Fund converted 170,952 Class B shares into 170,022 Class A shares, valued at $2,775,894. These amounts are reflected in Class A shares sold and Class B shares repurchased, respectively.

8. Capital loss carryforward

As of February 28, 2014, the Fund had the following net capital loss carryforwards remaining:

Year of Expiration	Amount
2/28/2018	$(27,632,152)
2/28/2019	(5,292,618)
$(32,924,770)

These amounts will be available to offset any future taxable capital gains, except that under applicable tax rules, deferred capital losses of $1,587,806 which have no expiration date, must be used first to offset any such gains.

Western Asset California Municipals Fund 2014 Semi-Annual Report	27

Western Asset

California Municipals Fund

Trustees

Elliott J. Berv

Jane F. Dasher

Mark T. Finn

Kenneth D. Fuller

President

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Chair

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Western Asset California Municipals Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset California Municipals Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov

This report is submitted for the general information of the shareholders of Western Asset California Municipals Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC

Member FINRA, SIP

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end fund managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0434 10/14 SR14-2302

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)    The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)    There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	October 24, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	October 24, 2014